Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment”) is dated as of November 13, 2009, by and among AMERICAN DENTAL PARTNERS, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto (collectively, the “Subsidiary Guarantors” and together with the Borrower, the “Credit Parties”), the lenders from time to time party to the Credit Agreement, as hereinafter defined (the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of August 21, 2009, which provides, among other things, for revolving loans, letters of credit and other financial accommodations, all upon certain terms and conditions stated therein (as the same may be amended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that it intends to consummate the Christie Dental Acquisition (as hereinafter defined);

WHEREAS, in connection with the Christie Dental Acquisition, the Credit Parties have requested, and the Administrative Agent and the Lenders have agreed, to amend the Credit Agreement to modify certain provisions thereof;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the Credit Parties, the Administrative Agent and the Lenders hereby agree as follows:

Section 1. Definitions. Each capitalized term used herein and not otherwise defined in this Amendment shall be defined in accordance with the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Introductory Paragraph. The introductory paragraph of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“THIS CREDIT AGREEMENT is entered into as of August 21, 2009 among the following: (i) AMERICAN DENTAL PARTNERS, INC., a Delaware corporation (the “Borrower”); (ii) the Subsidiaries (defined below) of the Borrower party hereto; (iii) the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”); (iv) KEYBANK NATIONAL ASSOCIATION, as a co-lead arranger, sole bookrunner, administrative agent (the “Administrative Agent”), and as a Lender and the Swing Line Lender (as hereinafter defined); (v) RBS SECURITIES INC., as a co-lead arranger; (vi) BANK OF AMERICA, N.A., as documentation agent and a Lender; (vii) BANC OF AMERICA SECURITIES LLC, as a co-lead arranger; and (viii) RBS CITIZENS, N.A., as syndication agent and a Lender.”

2.2 New Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto in the appropriate alphabetical order:

““ADP of Florida” shall mean American Dental Partners of Florida, LLC, a Delaware limited liability company.”

““ADP of Florida MSA” shall mean the Services Agreement between Christie Dental Practice Group, P.L., a Florida professional limited liability company, and ADP of Florida, dated as of the Amendment No. 1 Effective Date, as may be amended from time to time in accordance with Section 8.15 of this Agreement.”

““Amendment No. 1 Effective Date” shall mean, subject to Section 3.2 of Amendment No. 1 to Credit Agreement, the date upon which the conditions specified in Section 3.1 of Amendment No. 1 to Credit Agreement are satisfied.”

““Amendment No. 1 to Credit Agreement” shall mean Amendment No. 1 to Credit Agreement, dated as of November 13, 2009, by and among the Borrower, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent.”

““Christie Dental Acquisition” shall mean the acquisition by the Borrower of substantially all of the assets that comprise the dental practice conducted by Christie Dental Target.”

““Christie Dental Acquisition Documents” shall mean the Christie Dental Purchase Agreement, together with the other documents executed and delivered in connection therewith.”

““Christie Dental Purchase Agreement” shall mean Asset Purchase Agreement, dated November 13, 2009, among the Borrower and the Christie Dental Target.”

““Christie Dental Target” shall mean, collectively, Christie Dental Partners, Inc., a Florida corporation, and Christie Dental Practice Group, P.L., a Florida professional limited liability company.”

““Form MSA” shall have the meaning provided in Section 8.15(b).”

““Form of Amendment No. 1 Effective Date MSA” shall have the meaning provided in Section 8.15(b).”

““Form of Closing Date MSA” shall have the meaning provided in Section 8.15(b).”

2.3 Amendment to Definition of “Permitted Acquisition”. The definition of “Permitted Acquisition” is hereby amended to amend and restate clause (iii) thereof as follows:

“(iii)(A) from the Closing Date through December 31, 2009, the aggregate Consideration for such Acquisition, when added together with the aggregate Consideration for all other Permitted Acquisitions made during such period, shall not exceed $32,000,000, and (B) thereafter, the aggregate Consideration for such Acquisition, when added together with the aggregate Consideration for all other Permitted Acquisitions made during the same fiscal year as such Acquisition, shall not exceed $25,000,000;”

2.4 Amendment to Section 8.15(b): Section 8.15(b) of the Credit Agreement is hereby amended and restated as follows:

“(b) At the time of the delivery of the financial statements provided for in Sections 8.1(a) and (b), the Borrower shall provide to the Administrative Agent, who shall promptly deliver a copy of the same to the Lenders, (i) a copy of any Management Service Agreement entered into by the Borrower or any of its Subsidiaries during such period covered by the financial statements to the extent not previously delivered to the Administrative Agent, and (ii) a copy of any amendment or other modification to the terms or provisions of any Management Service Agreement, other than immaterial amendments or modifications, such as amendments or modifications relating to address changes, correcting scrivener’s errors and the like, entered into during such period covered by the financial statements to the extent not previously delivered to the Administrative Agent. The Borrower shall, and shall cause each of its Subsidiaries to, ensure that each Management Service Agreement entered into on or after the Closing Date (i) is in substantially the same form as previously delivered to the Administrative Agent prior to the Closing Date (the “Form of Closing Date MSA”) or (ii) is in substantially the same form as the ADP of Florida MSA (the “Form of Amendment No. 1 Effective Date MSA,” and together with the Form of Closing Date MSA, the “Form MSA”). The Borrower shall not enter into, or permit any of its Subsidiaries to enter into, any amendment or other modification to any Management Service Agreement that results in such Management Service Agreement not being in substantially the same form as the Form MSA; provided, however, that the Borrower and its Subsidiaries shall be permitted to make non-material amendments or other modifications to any Management Service Agreement so long as such amendment or other modification does not materially adversely affect (i) the Lenders or any of their rights under the Credit Documents or (ii) any of the Collateral or any of the Lenders’ rights in or to any of the Collateral.”

Section 3. Effectiveness.

3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(i) Amendment Executed. This Amendment shall have been executed by each Credit Party, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

(ii) Opinion of Counsel. The Administrative Agent shall have received an opinion of counsel from counsel to the Borrower and ADP of Florida, which shall be in form and substance satisfactory to the Administrative Agent.

(iii) Corporate Resolutions and Approvals. The Administrative Agent shall have received certified copies of the resolutions of the Board of Directors of the Borrower and ADP of Florida approving this Amendment and the other Credit Documents to be executed in connection herewith.

(iv) Incumbency Certificate. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of ADP of Florida, certifying the names and true signatures of the officers of ADP of Florida authorized to sign this Amendment and the other Credit Documents to be executed in connection herewith.

(v) Organizational Documents; Good Standing Certificates. The Administrative Agent shall have received (i) a copy of the Certificate of Formation of ADP of Florida, and any and all amendments and restatements thereof, certified as of a recent date by the Delaware Secretary of State; (ii) a copy of ADP of Florida’s limited liability company agreement or other similar document, as applicable, certified by the Secretary or Assistant Secretary of ADP of Florida as being true, complete and correct and in full force and effect; (iii) a good standing certificate of ADP of Florida from the Delaware Secretary of State, dated as of a recent date, listing all charter documents affecting ADP of Florida and certifying as to the good standing of ADP of Florida; and (iv) evidence of foreign qualification for ADP of Florida in the State of Florida.

(vi) ADP of Florida Joinder Documents. ADP of Florida shall have executed and delivered to the Administrative Agent (a) a joinder supplement to the Subsidiary Guaranty, (b) a joinder agreement to the Security Agreement and such other Security Documents as the Administrative Agent reasonably requests and (c) a Perfection Certificate.

(vii) Pledge Supplement. The Borrower shall have executed and delivered to the Administrative Agent a supplement to the Security Agreement whereby the Borrower, among other things, pledges 100% of its Equity Interests in ADP of Florida.

(viii) Fees and Expenses. The Borrower shall have paid all reasonable out-of-pocket fees and expenses of the Administrative Agent and of special counsel to the Administrative Agent that have been invoiced on or prior to such date in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents being executed or delivered in connection herewith.

(ix) Officer’s Certificate. The Borrower shall have delivered to the Administrative Agent an officer’s certificate certifying that, as of the Amendment No. 1 Effective Date, (i) all conditions precedent set forth in this Section 3.1 have been satisfied, (ii) no Default or Event of Default exists nor immediately after the Amendment No. 1 Effective Date will exist, and (iii) all representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents (including without limitation Section 4 of this Amendment) are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

(x) Evidence of Insurance. The Borrower shall deliver to the Administrative Agent certificates of insurance and other evidence, satisfactory to the Administrative Agent, of compliance with the insurance requirements of the Credit Agreement and the Security Documents with respect to ADP of Florida.

(xi) Christie Dental Acquisition.

(A) Contemporaneously with the incurrence of the Loans on the Amendment No. 1 Effective Date, the Christie Dental Acquisition shall have been consummated in accordance with the terms and conditions of the Christie Dental Acquisition Documents (with no waiver thereof except as approved by the Administrative Agent), all of which shall be in form and substance reasonably satisfactory to the Administrative Agent, and there shall have been no amendments or other modifications to such documents, other than those that have been approved by the Administrative Agent in writing in its reasonable discretion or those that could not reasonably be expected to adversely affect the rights of the Administrative Agent and/or the Lenders.

(B) The Borrower shall have delivered to the Administrative Agent a certificate of an Authorized Officer demonstrating, in reasonable detail, the computation of the financial covenants referred to in Section 9.7 on a pro forma basis in accordance with clause (vi) of the definition of “Permitted Acquisition” and Post-Acquisition Liquidity on a pro forma basis after giving effect to the Christie Dental Acquisition of $10,000,000, historical financial statements relating to the Christie Dental Target, financial projections relating to the Borrower and its Subsidiaries after giving effect to the Christie Dental Acquisition and such other information as the Administrative Agent may reasonably request (for the avoidance of doubt, the conditions set forth in this subclause (B) have been satisfied as of the date hereof).

(C) The Borrower shall have delivered to the Administrative Agent the results of UCC and other search reports from one or more commercial search firms acceptable to the Administrative Agent, listing all of the effective financing statements and other Liens filed against the Christie Dental Target and/or its Subsidiaries (for the avoidance of doubt, the conditions set forth in this subclause (C) have been satisfied as of the date hereof).

(D) The Borrower shall have delivered to the Administrative Agent executed copies of payoff and lien release letters and UCC-3 termination statements from MBNA America (Delaware), N.A., Sky Bank and Bank of America, N.A. (or any successor thereto), in each case in form and substance satisfactory to the Administrative Agent.

(E) The Borrower shall have delivered to the Administrative Agent an executed copy of the ADP of Florida MSA certified by an officer of the Borrower as being true, complete and correct, and the Administrative Agent shall be satisfied in all respects with the material terms thereof.

(F) ADP of Florida shall have collaterally assigned the ADP of Florida MSA to the Administrative Agent for the benefit of the Lenders pursuant to a collateral assignment in form and substance satisfactory to the Administrative Agent.

(G) The Borrower shall have delivered to the Administrative Agent a copy of all of the Christie Dental Acquisition Documents certified by an officer of the Borrower as being true, complete and correct, and the Administrative Agent shall be satisfied in all respects with the material terms thereof.

(xii) Other Conditions. The Borrower and each Subsidiary Guarantor shall have provided such other items and shall have satisfied such other conditions as the Administrative Agent may reasonably request relating to the transactions contemplated hereby.

3.2 Effective Date. This Amendment shall be effective on the date upon which the conditions precedent set forth in Section 3.1 above are satisfied. If the Amendment No. 1 Effective Date has not occurred as of December 15, 2009, this Amendment shall be null and void. Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Amendment shall be effective on and after such date.

Section 4. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof and as of the Amendment No. 1 Effective Date, (a) such Credit Party has the legal power and authority to execute and deliver this Amendment, (b) the officer executing this Amendment on its behalf has been duly authorized to execute and deliver the same and bind such Credit Party with respect to the provisions hereof, (c) the execution and delivery hereof by the Borrower or each Subsidiary Guarantor and the performance and observance by the Borrower and each Subsidiary Guarantor of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any Subsidiary Guarantor or any law applicable to the Borrower or any Subsidiary Guarantor or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower or such Subsidiary Guarantor, (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof, (e) as of the date hereof, such Credit Party has no claim or offset against, or defense or counterclaim to, its obligations or liabilities under the Credit Agreement or any other Credit Document, (f) this Amendment constitutes a valid and binding obligation of the Borrower and each Subsidiary Guarantor in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies, and (g) each of the representations and warranties set forth in Article VII of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

Section 5. Miscellaneous.

5.1 Waiver. Each Credit Party, by signing below, hereby waives and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims, in each case arising on or prior to the date of this Amendment, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.2 Subsidiary Guarantors. Each Subsidiary Guarantor consents and agrees to and acknowledges the terms of this Amendment and specifically acknowledges the terms of and consents to the amendments set forth in this Amendment. Each Subsidiary Guarantor further agrees that its obligations pursuant to the Credit Documents to which such Subsidiary Guarantor is a party shall remain in full force and effect and be unaffected hereby and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Guarantor (iv) acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (B) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Credit Agreement

5.3 Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any other Credit Document to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement, as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Credit Document.

5.4 Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.5 Expenses. The Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including without limitation, the reasonable costs, fees, expenses and disbursements of the Administrative Agent’s legal counsel.

5.6 Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

5.7 Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

5.8 Governing Law. THE RIGHTS AND OBLIGATIONS OF ALL PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE CREDIT PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF OHIO GOVERNS THIS AMENDMENT OR ANY OF THE OTHER CREDIT DOCUMENTS.

5.9 JURY TRIAL WAIVER. EACH CREDIT PARTY, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

THE BORROWER:

AMERICAN DENTAL PARTNERS, INC.

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President, Planning and Investment

THE SUBSIDIARY GUARANTORS:

ADP OF NEW YORK, LLC

AMERICAN DENTAL PARTNERS OF
ALABAMA, LLC

AMERICAN DENTAL PARTNERS OF
CALIFORNIA, INC.

AMERICAN DENTAL PARTNERS OF
LOUISIANA, LLC

AMERICAN DENTAL PARTNERS OF
MARYLAND, LLC

AMERICAN DENTAL PARTNERS OF
MICHIGAN, LLC

AMERICAN DENTAL PARTNERS OF
MISSOURI, LLC

AMERICAN DENTAL PARTNERS OF NORTH
CAROLINA, LLC

AMERICAN DENTAL PARTNERS OF
OKLAHOMA, LLC

AMERICAN DENTAL PARTNERS OF
PENNSYLVANIA, LLC

AMERICAN DENTAL PARTNERS OF
TENNESSEE, LLC

AMERICAN DENTAL PARTNERS OF
VIRGINIA, LLC

APPLE PARK ASSOCIATES, INC.

AMERICAN DENTAL PARTNERS OF
ARIZONA, LLC

AMERICAN DENTAL PARTNERS OF
WISCONSIN, LLC

PDHC, LTD.

AMERICAN DENTAL PARTNERS OF TEXAS,
LLC

VOSS DENTAL LAB, INC.

ADP-CFK, LLC

CARE FOR KIDS — USA, LLC

CARE FOR KIDS OF ARIZONA, LLC

AMERICAN DENTAL PARTNERS OF
MINNESOTA, LLC

METROPOLITAN DENTAL HOLDINGS, INC.

METROPOLITAN DENTAL MANAGEMENT,
INC.

ZETASYS, LLC

CFK OF TEXAS, LLC

FOCUS PRACTICE CONSULTANTS, LLC

AMERICAN DENTAL PARTNERS OF
FLORIDA, LLC

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PROFESSIONAL SERVICES, LLC

By:	/s/ Breht T. Feigh
Name:	Breht T. Feigh
Title:	Vice President

[OTHER SIGNATURE PAGES FOLLOW]

THE ADMINISTRATIVE AGENT AND THE LENDERS:

KEYBANK NATIONAL ASSOCIATION, as a Lender, the Swing Line Lender, Letter of Credit Issuer and Administrative Agent

By:	/s/ J.T. Taylor
Name:	J.T. Taylor
Title:	Senior Vice President

RBS CITIZENS, N.A., as a Lender

By:	/s/ Michael Ouellet
Name:	Michael Ouellet
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Lynette M. Songy
Name:	Lynette M. Songy
Title:	Senior Vice President

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Ian Murray
Name:	Ian Murray
Title:	Authorized Signatory

CAPITALSOURCE BANK, as a Lender

By:
Name:
Title:

REGIONS BANK, as a Lender

By:	/s/ Kap Yarbrough
Name:	Kap Yarbrough
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager for Spring Road CLO 2007-1, LTD., or an affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President